UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 23, 2008

(Date of earliest event reported)

VASCULAR SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-27605

Minnesota	41-1859679
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 Sycamore Court

Minneapolis, Minnesota 55369

(Address of principal executive offices, including zip code)

(763) 656-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05   Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

(a)   On January 23, 2008, Vascular Solutions, Inc. (the “Company”) implemented a revised Code of Business Conduct and Ethics (as revised, the “Code”). The Code applies to all directors, officers and employees of the Company. Most of the revisions to the Code clarify the Company’s policies concerning interactions between the Company’s employees and certain health care professionals. In addition, various other minor clarifying and conforming changes were made in the Code to bring it up to date. A copy of the Code is filed as Exhibit 14 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

14	Vascular Solutions, Inc. Code of Business Conduct and Ethics, as revised.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VASCULAR SOLUTIONS, INC.

By:	/s/ James Hennen
James Hennen Chief Financial Officer

Date:   January 29, 2008

EXHIBIT INDEX

Exhibit Number	Description

14	Vascular Solutions, Inc. Code of Business Conduct and Ethics, as revised.